UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21357
                                   ---------

               FRANKLIN TEMPLETON LIMITED DURATION INCOME TRUST
               ------------------------------------------------
              (Exact name of registrant as specified in charter)

               ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
          (Address of principal executive offices) (Zip code)

         CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
         -------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000
                                                    ------------

Date of fiscal year end: 3/31
                         ----

Date of reporting period: 9/30/05
                          -------

      ITEM 1. REPORTS TO STOCKHOLDERS.


                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                                              SEPTEMBER 30, 2005
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  SEMIANNUAL REPORT                         |       INCOME
--------------------------------------------------------------------------------
                               FRANKLIN TEMPLETON
                          LIMITED DURATION INCOME TRUST
--------------------------------------------------------------------------------

                                   [LOGO](R)
                               FRANKLIN TEMPLETON
                                  INVESTMENTS

                    FRANKLIN  o  Templeton  o  Mutual Series

                              FRANKLIN TEMPLETON INVESTMENTS

                              GAIN FROM OUR PERSPECTIVE(R)

                              Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE         Each of our portfolio management groups operates
                              autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                              FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                              TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                              MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION          Because our management groups work independently
                              and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST     At Franklin Templeton Investments, we seek to
                              consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

 -------------------------------------------------------------------------------
 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
 -------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

Not part of the semiannual report

CONTENTS

SEMIANNUAL REPORT

Franklin Templeton Limited Duration Income Trust ..........................    1

Performance Summary .......................................................    6

Annual Shareholders' Meeting ..............................................    7

Dividend Reinvestment Plan ................................................    8

Financial Highlights and Statement of Investments .........................   11

Financial Statements ......................................................   21

Notes to Financial Statements .............................................   24

Shareholder Information ...................................................   31

--------------------------------------------------------------------------------

SEMIANNUAL REPORT

FRANKLIN TEMPLETON
LIMITED DURATION INCOME TRUST

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Franklin Templeton Limited Duration Income Trust seeks to provide high, current income, with a secondary objective of capital appreciation to the extent possible, through a portfolio consisting primarily of high yield corporate bonds, floating rate bank loans and mortgage-and other asset-backed securities.

Dear Shareholder:

This semiannual report for Franklin Templeton Limited Duration Income Trust covers the period ended September 30, 2005.

PERFORMANCE OVERVIEW

For the six months under review, Franklin Templeton Limited Duration Income Trust posted cumulative total returns of +2.84% based on net asset value and -1.12% based on market price. Share price, as measured by net asset value, decreased from $14.41 per share on March 31, 2005, to $14.25 at period-end, and the market price fell from $13.89 to $13.20 over the same period. You can find the Fund's performance data in the Performance Summary on page 6.

ECONOMIC AND MARKET OVERVIEW

Overall domestic economic growth remained healthy during the reporting period. More than two-thirds of U.S. gross domestic product (GDP) is generated by consumer spending and almost one-fifth by business spending. Since consumer

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 12.


                                                           Semiannual Report | 1

PORTFOLIO BREAKDOWN
Based on Total Investments as of 9/30/05*

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

High Yield Corporate Bonds                                                 35.8%

Floating Rate Loans                                                        30.8%

Mortgage-Backed Securities                                                 21.7%

Other Asset-Backed Securities                                               6.9%

Foreign Government & Agency Securities                                      3.1%

Investment Grade Corporate Bonds                                            0.8%

Short-Term Investments & Other Net Assets                                   0.9%

* Total investments include long-term and short-term investments and other net assets excluding preferred stock issued by the Fund.

spending relies on consumers' ability to remain gainfully employed, many analysts study the employment picture for indications of consumer spending. For most of the reporting period, nonfarm payroll data, as well as other indexes, showed growing employment. This along with other factors helped consumer spending increase 6.7% (not adjusted for inflation) in September 2005 compared with the same month a year earlier, which supported U.S. economic growth.(1)

Business spending also rose during the reporting period, contributing to economic growth. Nonresidential investment spending rose 8.8% in the second quarter of 2005 and 6.2% in the third quarter.(1) Historically low interest rates continued to allow many companies easy access to capital, and ample cash also helped some companies to support their spending plans. Productivity continued to grow, which helped businesses generate more goods and services without substantially raising inflation.

Oil prices increased substantially during the period amid concerns about potential long-term supply limitations in the face of expected strong global demand growth, especially from China and India. Despite rising commodity prices, inflation remained relatively contained for the 12 months ended September 30, 2005, as measured by the 2.0% rise for the core Consumer Price Index (CPI).(2) This increase was below the core CPI's 10-year average of 2.2%.(2) However, acknowledging the economy's strength as well as potential inflationary pressure from high energy prices, the Federal Reserve Board (Fed) raised the federal funds target rate to 3.75% from 2.75% during the six-month period and indicated possible "measured" increases would follow. The Fed also noted in its most recent statement that there would be some temporary economic effects due to hurricane impacts, but there was some debate about the long-term effects. During the period, the yield curve flattened, as short- and intermediate-term Treasury yields rose and longer-term yields fell.

INVESTMENT STRATEGY

We invest in a diversified mix of fixed income securities, primarily high yield corporate bonds, senior secured floating rate bank loans, and mortgage- and other asset-backed securities. Our top-down analysis of macroeconomic trends combined with a bottom-up fundamental analysis of market sectors, industries and issuers drives our investment process. We seek to maintain a limited duration, or interest rate sensitivity, to moderate the impact that fluctuating interest rates might have on the Fund's fixed income portfolio. Within the corporate bond


(1) Source: Bureau of Economic Analysis.

(2) Source: Bureau of Labor Statistics. Core CPI excludes food and energy costs.


2 | Semiannual Report
and bank loan sectors, we seek securities trading at reasonable valuations from issuers with characteristics such as strong market positions, stable cash flows, reasonable capital structures, supportive asset values, strong sponsorship and improving credit fundamentals. In the mortgage- and other asset-backed securities sector, we look to capture an attractive income stream and total return through our analysis of security prepayment assumptions, pricing inefficiencies and underlying collateral characteristics.

MANAGER'S DISCUSSION

During this reporting period, the three core investment categories in which the Fund invests generated similar returns, although high yield corporate bonds and bank loans delivered the strongest performance. Both of these asset classes benefited from improving credit fundamentals, which were in turn driven by the favorable economic environment. In addition, bank loans experienced increases in their income streams since their payouts are tied to rising short-term interest rates. Returns on fixed-rate mortgages and other asset-backed securities slightly trailed those of the other sectors, as they entered the period offering a lower yield than high yield corporate bonds and their income distributions did not increase along with short-term interest rates.

In terms of sector allocation, high yield corporate bonds represented our largest weighting at period-end, as we believed fundamental credit trends such as positive corporate earnings growth, low default rates and balance sheet liquidity could provide support for such issuers. However, the high yield market did experience some volatility during the first half of the reporting period with the expected rating downgrades of General Motors' and Ford's corporate bonds as well as broad equity market weakness weighing on the sector. As a result, yield spreads over Treasuries, as measured by the CSFB High Yield Index, widened from 3.7 percentage points at the beginning of the period to 4.6 in mid-May, before rebounding to end the period at 3.8 percentage points above Treasuries. Although we remained positive about the fundamental credit trends for high yield corporate bonds, we reduced our sector exposure during the latter half of the period as the sector recovered mid-period and valuations again became richer.


DIVIDEND DISTRIBUTIONS*
4/1/05-9/30/05

--------------------------------------------------------------------------------
MONTH                                                 DIVIDEND PER COMMON SHARE
--------------------------------------------------------------------------------
April                                                                9.10 cents
--------------------------------------------------------------------------------
May                                                                  9.10 cents
--------------------------------------------------------------------------------
June                                                                 9.10 cents
--------------------------------------------------------------------------------
July                                                                 9.10 cents
--------------------------------------------------------------------------------
August                                                               9.10 cents
--------------------------------------------------------------------------------
September                                                            9.10 cents
--------------------------------------------------------------------------------
TOTAL                                                               54.60 CENTS
--------------------------------------------------------------------------------

* All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

                                                           Semiannual Report | 3

During the period under review, the bank loan market remained strong, benefiting from the combination of favorable credit fundamentals and rising interest rates, and strong demand stemmed from an influx of new institutional investors and structured investment vehicles participating in this market.

Earnings concerns at General Motors and Ford along with subsequent downgrades by rating agencies, as noted earlier, created volatility in the high yield corporate debt markets that eventually spilled over into the loan market and caused prices to drop slightly in April and May. From June to the end of the period, however, secondary loan prices rebounded and new-issue spreads tightened, as investors seemed to take comfort in corporate credit fundamentals as well as the low default rate environment. In this rising short-term interest rate environment, we found the floating-rate feature attractive and increased our exposure to bank loans during the period.

In the mortgage- and other asset-backed securities sector, the to-be-announced
(TBA) mortgage-backed securities (MBS) market became less attractive to us, and we increased our focus and research on specified MBS pools.(3) By applying our research expertise within the specified pool marketplace, we sought to improve this sector's total return potential. Overall, the Fund's allocation to the mortgage-and asset-backed securities sector remained relatively flat over the period.

(3) A specified pool consists of previously identified mortgage pools. A TBA security consists of generic mortgage pools to be determined at the settlement date.


4 | Semiannual Report

Thank you for your continued participation in Franklin Templeton Limited Duration Income Trust. We look forward to serving your future investment needs.

Sincerely,

[PHOTO OMITTED]   /s/ Christopher J. Molumphy
                      -----------------------
                      Christopher J. Molumphy, CFA

[PHOTO OMITTED]   /s/ Richard S. Hsu
                      ---------------
                      Richard S. Hsu, CFA

[PHOTO OMITTED]   /s/ Eric G. Takaha
                      --------------
                      Eric G. Takaha, CFA

[PHOTO OMITTED]   /s/ Roger A. Bayston
                      ----------------
                      Roger A. Bayston, CFA

    Portfolio Management Team
    Franklin Templeton Limited Duration Income Trust

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF SEPTEMBER 30, 2005, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                           Semiannual Report | 5

PERFORMANCE SUMMARY AS OF 9/30/05

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses. All total returns include reinvested distributions according to the terms specified in the Fund's dividend reinvestment plan and do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or realized gains on the sale of Fund shares.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------------------
SYMBOL: FTF                                          CHANGE    9/30/05        3/31/05
--------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                -$0.16    $14.25          $14.41
--------------------------------------------------------------------------------------------
Market Price (NYSE)                                  -$0.69    $13.20          $13.89
--------------------------------------------------------------------------------------------
DISTRIBUTIONS (4/1/05-9/30/05)
--------------------------------------------------------------------------------------------
Dividend Income                         $0.5460
--------------------------------------------------------------------------------------------
PERFORMANCE(1)

--------------------------------------------------------------------------------------------
                                                                          COMMENCEMENT OF
                                                    6-MONTH    1-YEAR   OPERATIONS (8/27/03)
--------------------------------------------------------------------------------------------
Cumulative Total Return(2)
--------------------------------------------------------------------------------------------
  Based on change in NAV                              +2.84%    +5.68%         +16.83%
--------------------------------------------------------------------------------------------
  Based on change in market price                     -1.12%    -1.66%          +3.44%
--------------------------------------------------------------------------------------------
Average Annual Total Return(2)
--------------------------------------------------------------------------------------------
  Based on change in NAV                              +2.84%    +5.68%          +7.71%
--------------------------------------------------------------------------------------------
  Based on change in market price                     -1.12%    -1.66%          +1.63%
--------------------------------------------------------------------------------------------
    Distribution Rate(3)                8.27%
--------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MORE CURRENT PERFORMANCE, CALL FRANKLIN TEMPLETON INVESTMENTS AT 1-800/342-5236.

ENDNOTES

INTEREST RATE MOVEMENTS AND MORTGAGE PREPAYMENTS WILL AFFECT THE FUND'S SHARE PRICE AND YIELD. THE RISKS ASSOCIATED WITH HIGHER-YIELDING, LOWER-RATED SECURITIES INCLUDE HIGHER RISK OF DEFAULT AND LOSS OF PRINCIPAL.

(1)   Figures are for common shares.

(2) Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Six-month return has not been annualized.

(3) Distribution rate is based on an annualization of the Fund's 9.1 cent per share September dividend and the AMEX closing price of $13.20 on 9/30/05.


6 | Semiannual Report

ANNUAL SHAREHOLDERS' MEETING

SEPTEMBER 22, 2005

At an annual Meeting of Shareholders of Franklin Templeton Limited Duration Income Trust (the "Fund") held on September 22, 2005, shareholders approved the following:

Regarding the proposal to elect nominees for Trustees:

----------------------------------------------------------------------------------------------------
                            COMMON          % OF                                   % OF
                            SHARES       OUTSTANDING    % OF     WITHHELD OR   OUTSTANDING    % OF
TRUSTEES                     FOR           SHARES       VOTED      ABSTAIN        SHARES     VOTED
----------------------------------------------------------------------------------------------------
Robert F. Carlson       21,363,378.074     79.894%     98.886%   240,590.000      0.900%     1.114%
----------------------------------------------------------------------------------------------------
S. Joseph Fortunato     21,346,827.074     79.833%     98.810%   257,141.000      0.962%     1.190%
----------------------------------------------------------------------------------------------------
Edith E. Holiday        21,362,348.074     79.891%     98.882%   241,620.000      0.904%     1.118%
----------------------------------------------------------------------------------------------------
Frank A. Olson          21,354,239.074     79.860%     98.844%   249,729.000      0.934%     1.156%
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                           PREFERRED        % OF                                   % OF
                            SHARES       OUTSTANDING    % OF     WITHHELD OR   OUTSTANDING    % OF
TRUSTEES                      FOR          SHARES       VOTED      ABSTAIN        SHARES     VOTED
----------------------------------------------------------------------------------------------------
Robert F. Carlson          5,618.000       73.931%      99.98%      1.000         0.013%      0.02%
----------------------------------------------------------------------------------------------------
S. Joseph Fortunato        5,618.000       73.931%      99.98%      1.000         0.013%      0.02%
----------------------------------------------------------------------------------------------------
Edith E. Holiday           5,618.000       73.931%      99.98%      1.000         0.013%      0.02%
----------------------------------------------------------------------------------------------------
Frank A. Olson             5,618.000       73.931%      99.98%      1.000         0.013%      0.02%
----------------------------------------------------------------------------------------------------
Rupert H. Johnson, Jr.     5,618.000       73.931%      99.98%      1.000         0.013%      0.02%
----------------------------------------------------------------------------------------------------


                                                           Semiannual Report | 7

DIVIDEND REINVESTMENT PLAN

The Fund's Dividend Reinvestment Plan (the "Plan") offers you a prompt and simple way to reinvest dividends and capital gain distributions ("Distributions") in shares of the Fund. PFPC, Inc. (the "Agent"), P.O. Box 43027, Providence, RI 02940-3027, will act as your Agent in administering the Plan. The Agent will open an account for you under the Plan in the same name as your outstanding shares are registered. The complete Terms and Conditions of the Dividend Reinvestment Plan are contained in the Fund's Dividend Reinvestment Plan Brochure. A copy of that Brochure may be obtained from the Fund at the address on the back cover of this report.

You are automatically enrolled in the Plan unless you elect to receive Distributions in cash. If you own shares in your own name, you should notify the Agent, in writing, if you wish to receive Distributions in cash.

If the Fund declares a Distribution, you, as a participant in the Plan, will automatically receive an equivalent amount of shares of the Fund purchased on your behalf by the Agent.

If on the payment date for a Distribution, the net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions, the Agent shall receive newly issued shares, including fractions, from the Fund for your account. The number of additional shares to be credited shall be determined by dividing the dollar amount of the Distribution by the greater of the net asset value per share on the payment date, or 95% of the then current market price per share.

If the net asset value per share exceeds the market price plus estimated brokerage commissions on the payment date for a Distribution, the Agent (or a broker-dealer selected by the Agent) shall try, for a purchase period of 30 days, to apply the amount of such Distribution on your shares (less your pro rate share of brokerage commissions incurred) to purchase shares on the open market. The weighted average price (including brokerage commissions) of all shares it purchases shall be your allocated price per share. If, before the Agent has completed it purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the shares as of the payment date, the purchase price the Agent paid may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if such Distribution had been paid in shares issued by the Fund. Participants should note that they will not be able to instruct the Agent to purchase shares at a specific time or at a specific price. The Agent may make open-market purchases on any securities exchange where shares are traded, in the over-the-counter market or in negotiated transactions, may be on such terms as to price, delivery and otherwise as the Agent shall determine.


8 | Semiannual Report

The market price of shares on a particular date shall be the last sales price on the American stock exchange, or, if there is no sale on the exchange on that date, then the mean between the closing bid and asked quotations on the exchange on such date. The net asset value per share on a particular date shall be the amount most recently calculated by or on behalf of the Fund as required by law.

The Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Agent's negligence, bad faith, or willful misconduct or that of its employees. Your uninvested funds held by the Agent will not bear interest. The Agent shall have no responsibility for the value of shares acquired. For the purpose of cash investments, the Agent may commingle your funds with those of other participants in the same Fund.

There is no direct charge to participants for reinvesting Distributions, since the Agent's fees are paid by the Fund. However, when shares are purchased in the open market, each participant will pay a pro rata portion of any brokerage commissions incurred. If you elect by notice to the Agent to have it sell part or all of your shares and remit the proceeds, the Agent will deduct brokerage commissions from the proceeds.

The automatic reinvestment of Distributions does not relieve your of any taxes that may be payable on Distributions. In connection with the reinvestment of Distributions, shareholders generally will be treated as having received a Distribution equal to the cash Distribution that would have been paid.

The Agent will forward to you any proxy solicitation material and will vote any shares so held for you first in accordance with the instructions set forth on proxies you return to the Fund, and then with respect to any proxies you do not return to the Fund in the same portion as the Agent votes proxies the participants return to the Fund.

As long as you participate in the Plan, the Agent will hold the shares it has acquired for you in safekeeping, in its name or in the name of its nominee. This convenience provides added protection against loss, theft or inadvertent destruction of certificates. However, you may request that a certificate representing your Plan shares be issued to you. Upon your written request, the Agent will deliver to you, without charge, a certificate or certificates for the full shares. The Agent will send you a confirmation of each acquisition made for your account as soon as practicable, but not later than 60 days after the acquisition date. Although from time to time you may have an undivided fractional interest in a share of


                                                           Semiannual Report | 9
the Fund, no certificates for a fractional share will be issued. Distributions on fractional shares will be credited to your account. If you terminate your account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of shares at the time of termination.

You may withdraw from the Plan at any time, without penalty, by notifying the Agent in writing at the address above or by telephone at 1-800/331-1710. Such termination will be effective with respect to a Distribution if the Agent receives your notice prior to the Distribution record date. The Agent or the Fund may terminate the Plan upon notice to you in writing mailed at least 30 days prior to any record date for the payment of any Distribution. Upon any termination, the Agent will issue, without charge, stock certificates for all full shares you own and will convert any fractional shares you hold at the time of termination to cash at current market price and send you a check for the proceeds.

The Fund or the Agent may amend the Plan. You will receive written notice at least 30 days before the effective date of any amendment.


10 | Semiannual Report

FRANKLIN TEMPLETON
LIMITED DURATION INCOME TRUST

FINANCIAL HIGHLIGHTS

                                                                           -----------------------------------------------
                                                                            SIX MONTHS ENDED
                                                                           SEPTEMBER 30, 2005     YEAR ENDED MARCH 31,
                                                                              (UNAUDITED)           2005       2004(c)
                                                                           -----------------------------------------------
PER COMMON SHARE OPERATING PERFORMANCE
(for a common share outstanding throughout the period)

Net asset value, beginning of period ...................................      $    14.41         $   14.75   $   14.33
                                                                           -----------------------------------------------

Income from investment operations:

  Net investment income(a) .............................................            0.58              1.10        0.53

  Net realized and unrealized gains (losses) ...........................           (0.08)            (0.12)       0.63

  Dividends to preferred shareholders from net investment income(a) ....           (0.11)            (0.13)      (0.03)
                                                                           -----------------------------------------------

Total from investment operations .......................................            0.39              0.85        1.13
                                                                           -----------------------------------------------

Less distributions to common shareholders from net investment income ...           (0.55)            (1.19)      (0.59)
                                                                           -----------------------------------------------
Offering costs charged to capital:

  Common shares ........................................................              --                --       (0.03)

  Preferred shares .....................................................              --                --       (0.09)
                                                                           -----------------------------------------------
Total offering costs ...................................................              --                --       (0.12)
                                                                           -----------------------------------------------

Net asset value, end of period .........................................      $    14.25         $   14.41   $   14.75
                                                                           ===============================================

Market value, end of period(b) .........................................      $    13.20         $   13.89   $   14.87
                                                                           ===============================================

Total return [based on market value per share] .........................           (1.12)%(d)         1.38%       3.16%(d)

RATIOS/SUPPLEMENTAL DATA

Net assets applicable to common shares, end of period (000's) ..........      $   380,905         $ 385,344   $ 393,125

Ratios to average net assets applicable to common shares:

  Expenses .............................................................            1.21%(e)          1.21%       1.11%(e)

  Net investment income ................................................            8.00%(e)          7.50%       6.12%(e)

Portfolio turnover rate ................................................           25.12%            55.02%      45.08%

Asset coverage per preferred share .....................................      $    75,119         $  75,703   $  76,727

Liquidation preference per preferred share .............................      $    25,000         $  25,000   $  25,000

(a)   Based on average daily common shares outstanding.

(b)   Based on the last sale on the American Stock Exchange.

(c)   For the period August 27, 2003 (commencement of operations) to March 31,
      2004.

(d)   Total return is not annualized for periods less than one year.

(e)   Annualized.


                     Semiannual Report | See notes to financial statements. | 11

FRANKLIN TEMPLETON
LIMITED DURATION INCOME TRUST

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2005 (UNAUDITED)

---------------------------------------------------------------------------------------------------------------------------------
                                                                                  COUNTRY      PRINCIPAL AMOUNT(c)      VALUE
---------------------------------------------------------------------------------------------------------------------------------
      BONDS 54.8%
      COMMERCIAL SERVICES 0.9%
      JohnsonDiversey Holdings Inc., senior disc. note, zero cpn. to
        5/17/07, 10.67% thereafter, 5/15/13 ...............................    United States     $     4,300,000     $  3,203,500
                                                                                                                     ------------

      COMMUNICATIONS 7.0%
      Dobson Cellular Systems Inc., senior secured note, 9.875%,
        11/01/12 ..........................................................    United States           4,000,000        4,400,000
      Inmarsat Finance PLC, senior note, 7.625%, 6/30/12 ..................   United Kingdom           1,924,000        1,991,340
(a,b) Intelsat Bermuda Ltd., senior note, 144A, FRN, 8.695%,
        1/15/12 ...........................................................       Bermuda              4,000,000        4,090,000
      MCI Inc., senior note, 7.688%, 5/01/09 ..............................    United States           2,000,000        2,080,000
      Millicom International Cellular SA, senior note, 10.00%,
        12/01/13 ..........................................................      Luxembourg            4,000,000        4,150,000
  (b) Qwest Communications International Inc., senior note, 144A, 7.50%,
        2/15/14 ...........................................................    United States           4,000,000        3,820,000
  (a) Rogers Wireless Communications Inc., senior secured note, FRN,
        6.995%, 12/15/10 ..................................................        Canada              3,000,000        3,142,500
      Time Warner Telecom Holdings Inc., senior note, 9.25%, 2/15/14 ......    United States           3,000,000        3,052,500
                                                                                                                     ------------
                                                                                                                       26,726,340
                                                                                                                     ------------

      CONSUMER DURABLES 2.6%
      D. R. Horton Inc., senior note, 8.00%, 2/01/09 ......................    United States           4,000,000        4,309,500
      General Motors Acceptance Corp.,
          6.875%, 8/28/12 .................................................    United States           2,000,000        1,792,284
          7.25%, 3/02/11 ..................................................    United States           2,000,000        1,861,788
      Simmons Co., senior sub. note, 7.875%, 1/15/14 ......................    United States           2,000,000        1,850,000
                                                                                                                     ------------
                                                                                                                        9,813,572
                                                                                                                     ------------

      CONSUMER NON-DURABLES 1.9%
      Rayovac Corp., senior sub. note, 8.50%, 10/01/13 ....................    United States           3,000,000        2,910,000
      Smithfield Foods Inc., senior note, 8.00%, 10/15/09 .................    United States           4,000,000        4,250,000
                                                                                                                     ------------
                                                                                                                        7,160,000
                                                                                                                     ------------

      CONSUMER SERVICES 14.9%
      Advanstar Communications Inc., senior secured note, 10.75%,
        8/15/10 ...........................................................    United States           2,000,000        2,245,000
  (a) AMC Entertainment Inc., senior note, FRN, 8.040%, 8/15/10 ...........    United States           4,000,000        4,040,000
      Boyd Gaming Corp., senior sub. note, 8.75%, 4/15/12 .................    United States           4,000,000        4,330,000
      Caesars Entertainment Inc., senior sub. note, 9.375%, 2/15/07 .......    United States           2,000,000        2,115,000
      Charter Communications Holdings II LLC, senior note, 10.25%,
        9/15/10 ...........................................................    United States           4,000,000        4,120,000
      Clear Channel Communications Inc., senior note, 7.65%, 9/15/10 ......    United States           4,000,000        4,346,304
      CSC Holdings Inc., senior note, 8.125%, 7/15/09 .....................    United States           4,000,000        4,050,000
      Dex Media West LLC, senior sub. note, 9.875%, 8/15/13 ...............    United States           4,000,000        4,435,000
      DIRECTV Holdings LLC, senior note, 8.375%, 3/15/13 ..................    United States           2,577,000        2,825,036
  (a) Emmis Communications Corp., senior note, FRN, 9.745%,
        6/15/12 ...........................................................    United States           3,400,000        3,442,500
      Liberty Media Corp., senior note, 7.875%, 7/15/09 ...................    United States           4,000,000        4,229,116


12 | Semiannual Report

FRANKLIN TEMPLETON
LIMITED DURATION INCOME TRUST

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2005 (UNAUDITED) (CONTINUED)

---------------------------------------------------------------------------------------------------------------------------------
                                                                                  COUNTRY      PRINCIPAL AMOUNT(c)      VALUE
---------------------------------------------------------------------------------------------------------------------------------
      BONDS (CONT.)
      CONSUMER SERVICES (CONT.)
      LIN Television Corp., senior sub. note, 6.50%, 5/15/13 ..............    United States     $     4,000,000     $  3,810,000
      Pinnacle Entertainment Inc., senior sub. note, 8.75%, 10/01/13 ......    United States           4,000,000        4,140,000
      Quebecor Media Inc., senior disc. note, zero cpn. to 7/15/06,
        13.75% thereafter, 7/15/11 ........................................        Canada              4,000,000        4,085,000
      Royal Caribbean Cruises Ltd., senior note, 8.00%, 5/15/10 ...........    United States           4,000,000        4,350,000
                                                                                                                     ------------
                                                                                                                       56,562,956
                                                                                                                     ------------

      ELECTRONIC TECHNOLOGY 2.2%
      Flextronics International Ltd., senior sub. note,
          6.25%, 11/15/14 .................................................      Singapore             2,300,000        2,300,000
          6.50%, 5/15/13 ..................................................      Singapore               700,000          717,500
      Sanmina-SCI Corp., senior sub. note, 6.75%, 3/01/13 .................    United States           2,000,000        1,910,000
      Xerox Corp., senior note, 9.75%, 1/15/09 ............................    United States           3,000,000        3,375,000
                                                                                                                     ------------
                                                                                                                        8,302,500
                                                                                                                     ------------

      ENERGY MINERALS 1.1%
      Chesapeake Energy Corp., senior note, 7.50%, 6/15/14 ................    United States           4,000,000        4,290,000
                                                                                                                     ------------

      HEALTH SERVICES 4.0%
      Davita Inc.,
          senior note, 6.625%, 3/15/13 ....................................    United States           1,900,000        1,933,250
          senior sub. note, 7.25%, 3/15/15 ................................    United States           1,000,000        1,018,750
      Fresenius Medical Care Capital Trust II, 7.875%, 2/01/08 ............       Germany              4,000,000        4,162,000
      Tenet Healthcare Corp., senior note, 6.375%, 12/01/11 ...............    United States           4,000,000        3,750,000
      Vanguard Health Holding Co. II LLC, senior sub. note, 9.00%,
        10/01/14 ..........................................................    United States           4,000,000        4,280,000
                                                                                                                     ------------
                                                                                                                       15,144,000
                                                                                                                     ------------

      INDUSTRIAL SERVICES 1.6%
      Allied Waste North America Inc., senior note, B, 8.50%, 12/01/08 ....    United States           4,000,000        4,190,000
      Hanover Equipment Trust 01, senior secured note, A, 8.50%,
        9/01/08 ...........................................................    United States           1,693,000        1,769,185
                                                                                                                     ------------
                                                                                                                        5,959,185
                                                                                                                     ------------

      NON-ENERGY MINERALS 1.1%
  (a) Ispat Inland ULC, senior secured note, FRN, 10.254%, 4/01/10 ........    United States           4,000,000        4,230,000
                                                                                                                     ------------

      PROCESS INDUSTRIES 5.1%
      Crown European Holdings SA, senior secured note, 10.875%,
        3/01/13 ...........................................................    United States           2,000,000        2,330,000
      Georgia-Pacific Corp., senior note, 9.375%, 2/01/13 .................    United States           3,000,000        3,360,000
      Jefferson Smurfit Corp., senior note, 7.50%, 6/01/13 ................    United States           3,000,000        2,715,000
      JSG Funding PLC, senior sub. note, 7.75%, 4/01/15 ...................       Ireland              3,000,000        2,565,000
      Nalco Co.,
          senior note, 7.75%, 11/15/11 ....................................    United States           2,000,000        2,055,000
          senior sub. note, 8.875%, 11/15/13 ..............................    United States           2,000,000        2,062,500


                                                          Semiannual Report | 13

FRANKLIN TEMPLETON
LIMITED DURATION INCOME TRUST

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2005 (UNAUDITED) (CONTINUED)

---------------------------------------------------------------------------------------------------------------------------------
                                                                                 COUNTRY       PRINCIPAL AMOUNT(c)      VALUE
---------------------------------------------------------------------------------------------------------------------------------
      BONDS (CONT.)
      PROCESS INDUSTRIES (CONT.)
      Rhodia SA, senior note, 10.25%, 6/01/10 .............................       France         $     4,000,000     $  4,250,000
                                                                                                                     ------------
                                                                                                                       19,337,500
                                                                                                                     ------------

      PRODUCER MANUFACTURING 3.2%
      Case New Holland Inc., senior note, 9.25%, 8/01/11 ..................    United States           4,000,000        4,250,000
  (b) Invensys PLC, senior note, 144A, 9.875%, 3/15/11 ....................   United Kingdom           3,000,000        2,996,250
      Milacron Escrow Corp., senior secured note, 11.50%, 5/15/11 .........    United States           2,000,000        1,900,000
      TRW Automotive Inc., senior note, 9.375%, 2/15/13 ...................    United States           3,000,000        3,270,000
                                                                                                                     ------------
                                                                                                                       12,416,250
                                                                                                                     ------------

      REAL ESTATE INVESTMENT TRUSTS 1.1%
      Host Marriott LP, senior note, 9.25%, 10/01/07 ......................    United States           4,000,000        4,235,000
                                                                                                                     ------------

      RETAIL 0.5%
(a,b) GSC Holdings Corp., 144A, FRN, 7.875%, 10/01/11 .....................    United States           2,000,000        2,012,500
                                                                                                                     ------------

      TECHNOLOGY SERVICES 0.8%
(a,b) Sungard Data Systems Inc., senior note, 144A, FRN, 8.525%,
        8/15/13 ...........................................................    United States           3,000,000        3,120,000
                                                                                                                     ------------

      TRANSPORTATION 1.1%
      CP Ships Ltd., senior note, 10.375%, 7/15/12 ........................        Canada              3,800,000        4,332,000
                                                                                                                     ------------

      UTILITIES 5.7%
  (b) Calpine Corp., senior secured note, 144A, 8.50%, 7/15/10 ............    United States           5,000,000        3,587,500
  (b) Dynegy Holdings Inc., secured note, 144A, 9.875%, 7/15/10 ...........    United States           4,000,000        4,380,000
      Edison Mission Energy, senior note, 9.875%, 4/15/11 .................    United States           3,000,000        3,570,000
      El Paso Natural Gas Co., senior note, A, 7.625%, 8/01/10 ............    United States           4,000,000        4,179,096
      TXU Corp., 4.80%, 11/15/09 ..........................................    United States           4,000,000        3,874,028
      Utilicorp United Inc., senior note, 9.95%, 2/01/11 ..................    United States           2,000,000        2,255,000
                                                                                                                     ------------
                                                                                                                       21,845,624
                                                                                                                     ------------
      TOTAL BONDS (COST $207,574,528) .....................................                                           208,690,927
                                                                                                                     ------------

      MORTGAGE-BACKED SECURITIES 32.6%
      FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) FIXED RATE 15.7%
      FHLMC Gold 15 Year, 4.50%, 6/01/18 - 9/01/18 ........................    United States           3,806,358        3,735,061
      FHLMC Gold 15 Year, 5.00%, 9/01/18 - 11/01/18 .......................    United States           8,180,828        8,167,639
      FHLMC Gold 15 Year, 5.50%, 7/01/19 ..................................    United States             399,568          405,656
      FHLMC Gold 30 Year, 5.00%, 8/01/33 - 6/01/34 ........................    United States          14,373,873       14,099,048
      FHLMC Gold 30 Year, 5.50%, 8/01/33 - 2/01/35 ........................    United States          10,077,483       10,089,329
  (d) FHLMC Gold 30 Year, 6.00%, 7/01/28 - 10/01/30 .......................    United States          11,338,925       11,542,563
      FHLMC Gold 30 Year, 6.50%, 1/01/35 ..................................    United States           5,271,708        5,422,938
      FHLMC Gold 30 Year, 7.00%, 9/01/27 ..................................    United States           1,443,734        1,514,047
      FHLMC Gold 30 Year, 8.00%, 1/01/31 ..................................    United States             394,707          421,199
      FHLMC Gold 30 Year, 8.50%, 7/01/31 ..................................    United States           3,897,946        4,249,743
                                                                                                                     ------------
                                                                                                                       59,647,223
                                                                                                                     ------------

14 | Semiannual Report

FRANKLIN TEMPLETON
LIMITED DURATION INCOME TRUST

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2005 (UNAUDITED) (CONTINUED)

---------------------------------------------------------------------------------------------------------------------------------
                                                                                 COUNTRY       PRINCIPAL AMOUNT(c)      VALUE
---------------------------------------------------------------------------------------------------------------------------------
      MORTGAGE-BACKED SECURITIES (CONT.)
      GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) FIXED RATE 5.7%
      GNMA I SF 30 Year, 5.50%, 4/15/33 - 12/15/34 ........................    United States     $     9,268,923     $  9,363,158
      GNMA I SF 30 Year, 6.50%, 6/15/31 - 12/15/33 ........................    United States           3,914,305        4,074,674
      GNMA I SF 30 Year, 7.00%, 1/20/24 ...................................    United States             239,323          251,679
      GNMA II SF 30 Year, 5.00%, 10/20/33 .................................    United States           4,652,310        4,598,048
      GNMA II SF 30 Year, 7.00%, 12/20/28 - 12/20/30 ......................    United States           2,330,138        2,440,350
      GNMA II SF 30 Year, 8.00%, 1/20/28 - 2/20/32 ........................    United States             939,184        1,001,294
                                                                                                                     ------------
                                                                                                                       21,729,203
                                                                                                                     ------------

      FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) ADJUSTABLE RATE 1.1%
  (a) FNMA, 4.621%, 7/01/34 ...............................................    United States           4,084,967        4,080,550
  (a) FNMA, 5.95%, 6/01/32 ................................................    United States             172,821          172,899
                                                                                                                     ------------
                                                                                                                        4,253,449
                                                                                                                     ------------

      FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) FIXED RATE 10.1%
      FNMA 15 Year, 5.00%, 10/01/17 .......................................    United States           2,273,880        2,271,102
      FNMA 15 Year, 5.50%, 10/01/17 - 4/01/18 .............................    United States           4,527,546        4,596,602
      FNMA 15 Year, 7.00%, 9/01/18 ........................................    United States             607,358          638,846
      FNMA 30 Year, 5.00%, 10/01/35 .......................................    United States           2,230,000        2,184,146
      FNMA 30 Year, 5.50%, 8/01/33 - 7/01/35 ..............................    United States          15,283,408       15,292,259
  (d) FNMA 30 Year, 6.00%, 10/01/28 - 12/01/34 ............................    United States           9,614,206        9,778,842
      FNMA 30 Year, 6.50%, 8/01/32 ........................................    United States           2,391,965        2,465,345
      FNMA 30 Year, 8.00%, 10/01/29 .......................................    United States             390,931          419,163
      FNMA 30 Year, 8.50%, 8/01/26 ........................................    United States             761,827          830,446
                                                                                                                     ------------
                                                                                                                       38,476,751
                                                                                                                     ------------
      TOTAL MORTGAGE-BACKED SECURITIES (COST $124,610,888) ................                                           124,106,626
                                                                                                                     ------------

      ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED
        SECURITIES 10.3%
      CONSUMER SERVICES (COST $1,000,000) 0.3%
  (a) Merrill Lynch Mortgage Investors Inc., 2003-OPT1, B2, FRN, 3.87%,
        7/25/34 ...........................................................    United States           1,000,000        1,035,101
                                                                                                                     ------------

      FINANCE 10.0%
  (a) Argent Securities Inc., 2003-W5, M4, FRN, 4.85%, 10/25/33 ...........    United States           4,000,000        4,176,198
  (a) GSR Mortgage Trust, 2003-AHL, B1, FRN, 6.00%, 10/25/33 ..............    United States           5,000,000        5,089,397
      Morgan Stanley ABS Capital,
        (a) 2003-HE3, B1, FRN, 4.42%, 10/25/33 ............................    United States           3,500,000        3,550,392
        (a) 2003-NC10, B1, FRN, 5.20%, 10/25/33 ...........................    United States           3,000,000        3,063,421
  (b) Morgan Stanley Auto Loan Trust, 2003-HB1, D, 144A, 5.50%,
        4/15/11 ...........................................................    United States             905,614          899,605
  (a) Morgan Stanley Dean Witter Capital Trust I, 2003-NC3, B1, FRN,
        4.45%, 3/25/33 ....................................................    United States           4,508,000        4,573,715
  (a) New Century Home Equity Loan Trust, 2003-2, M3, FRN, 4.981%,
        1/25/33 ...........................................................    United States           5,000,000        5,087,965


                                                          Semiannual Report | 15

FRANKLIN TEMPLETON
LIMITED DURATION INCOME TRUST

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2005 (UNAUDITED) (CONTINUED)

---------------------------------------------------------------------------------------------------------------------------------
                                                                                 COUNTRY       PRINCIPAL AMOUNT(c)      VALUE
---------------------------------------------------------------------------------------------------------------------------------
      ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED
        SECURITIES (CONT.)
      FINANCE (CONT.)
  (a) Option One Mortgage Loan Trust, 2003-6, M5, FRN, 5.233%,
        11/25/33 ..........................................................   United States        $ 3,500,000       $  3,647,644
  (a) Residential Asset Securities Corp., 2003-KS10, MII3, FRN, 3.67%,
        12/25/33 ..........................................................   United States          1,500,000          1,529,528
  (a) Specialty Underwriting and Residential Finance, 2003-BC4, B2,
        FRN, 3.80%, 11/25/34 ..............................................   United States          1,500,000          1,537,424
      Structured Asset Investment Loan Trust,
        (a)2003-BC2, M3, FRN, 4.555%, 4/25/33 .............................   United States          1,471,000          1,481,684
        (a)2003-BC13, M4, FRN, 3.868%, 11/25/33 ...........................   United States          3,340,000          3,426,603
                                                                                                                     ------------
                                                                                                                       38,063,576
                                                                                                                     ------------

      TOTAL ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE-BACKED
        SECURITIES (COST $37,848,337) .....................................                                            39,098,677
                                                                                                                     ------------

(a,e) SENIOR FLOATING RATE INTERESTS 46.2%
      COMMUNICATIONS 7.4%
      AAT Communications Corp., First Lien Term Loan, 5.61%,
        7/27/12 ...........................................................   United States          3,000,000          3,043,125
      Alaska Communications Systems Holdings Inc.,
         Incremental Term Loan, 6.024%, 2/01/12 ...........................   United States            100,000            101,552
         Term Loan, 5.924%, 2/01/12 .......................................   United States          4,000,000          4,062,084
      American Tower Inc., Term Loan C, 4.96%, 8/31/11 ....................   United States          1,024,180          1,029,728
      Hawaiian Telecom Communications Inc., Term Loan B, 6.28%,
        10/31/12 ..........................................................   United States          3,370,000          3,412,651
      Iowa Telecommunications Services Inc., Term Loan B, 5.29 - 5.77%,
        11/30/11 ..........................................................   United States          4,000,000          4,058,752
      New Skies Satellites B.V., Term Loan, 5.875 - 6.063%, 5/02/11 .......    Netherlands             663,783            673,206
      Panamsat Corp., Term Loan B1, 6.046 - 6.107%, 8/01/11 ...............   United States          3,969,880          4,028,542
      SpectraSite Communications Inc., Term Loan B, 5.27%, 5/18/12 ........   United States          2,726,881          2,746,482
      UPC Financing Partnership, Term Loan H2, 6.004%, 9/30/12 ............    Netherlands           4,000,000          4,048,752
      Valor Telecommunications LLC, Term Loan, 5.591 - 5.811%,
        2/24/12 ...........................................................   United States          1,160,000          1,176,572
                                                                                                                     ------------
                                                                                                                       28,381,446
                                                                                                                     ------------

      CONSUMER DURABLES 2.4%
      LandSource Communities Development LLC, Term Loan B, 6.25%,
        3/31/10 ...........................................................   United States          1,000,000          1,009,020
      Sealy Mattress Co., Term Loan D, 5.539 - 5.62%, 4/06/12 .............   United States          3,616,468          3,661,110
      Solo Cup Co., Term Loan B, 5.86 - 6.02%, 2/27/11 ....................   United States          1,974,937          1,983,084
      Stile Acquisition Corp. (Masonite), CAD Term Loan, 5.66 - 6.02%,
        4/05/13 ...........................................................       Canada             1,342,107          1,347,825
      Stile U.S. Acquisition Corp. (Masonite), U.S. Term Loan,
        5.66 - 6.02%, 4/05/13 .............................................   United States          1,344,393          1,350,122
                                                                                                                     ------------
                                                                                                                        9,351,161
                                                                                                                     ------------


16 | Semiannual Report

FRANKLIN TEMPLETON
LIMITED DURATION INCOME TRUST

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2005 (UNAUDITED) (CONTINUED)

---------------------------------------------------------------------------------------------------------------------------------
                                                                                COUNTRY       PRINCIPAL AMOUNT(c)       VALUE
---------------------------------------------------------------------------------------------------------------------------------
(a,e) SENIOR FLOATING RATE INTERESTS (CONT.)
      CONSUMER NON-DURABLES 1.8%
      Acco Brands Corp., Term Loan B, 5.539 - 5.636%, 8/05/12 .............   United States        $ 1,142,000       $  1,158,845
      Constellation Brands Inc., Term Loan B, 5.688 - 6.00%,
        12/22/11 ..........................................................   United States          1,565,556          1,589,529
      Dole Food Co. Inc., Term Loan B, 5.188 - 7.25%, 12/31/12 ............      Bermuda             1,080,819          1,093,822
      Meow Mix Co., Term Loan B, 7.04 - 7.09%, 7/13/11 ....................   United States            654,857            664,136
      Michael Foods Inc., Term Loan B, 5.09 - 6.069%, 11/21/10 ............   United States            638,926            650,107
      Southern Wine & Spirits of America Inc., Term Loan B, 5.53%,
        5/31/12 ...........................................................   United States          1,661,650          1,686,708
                                                                                                                     ------------
                                                                                                                        6,843,147
                                                                                                                     ------------

      CONSUMER SERVICES 12.7%
      Alderwoods Group Inc., Term Loan B2, 5.48 - 6.058%, 9/29/09 .........   United States            729,057            739,301
      Arby's Restaurant Holdings LLC, Term Loan B, 6.091 - 6.27%,
        7/25/12 ...........................................................   United States          1,745,625          1,761,262
      Canwest Media Inc., Term Loan E, 6.018%, 5/15/09 ....................       Canada               859,906            863,982
      Charter Communications Operating LLC, Term Loan B, 6.93%,
        4/27/11 ...........................................................   United States          1,972,548          1,984,219
      Cinram International Inc., Term Loan D, 6.12%, 9/30/09 ..............       Canada             2,791,539          2,825,736
      Dex Media West LLC, Term Loan B, 5.32 - 5.60%, 3/09/10 ..............   United States          3,008,148          3,031,127
      DIRECTV Holdings LLC/Financing Co., Term Loan B, 5.289 - 5.386%,
        4/12/13 ...........................................................   United States          1,133,333          1,147,618
      Emmis Operating Co., Term Loan B, 5.518%, 11/10/11 ..................   United States            992,500          1,000,812
  (d) Entravision Communications Corp., Term Loan B, 7.25%, 2/28/13 .......   United States          1,100,000          1,111,688
      Insight Midwest Holdings LLC,
         Term Loan A, 5.313%, 6/30/09 .....................................   United States          1,126,522          1,126,522
         Term Loan C, 6.063%, 12/31/09 ....................................   United States          1,994,475          2,026,885
      Intelsat (Bermuda) Ltd., Senior Term Loan Facility, 5.813%,
        7/28/11 ...........................................................      Bermuda             2,412,845          2,445,015
      Mediacom Broadband (MCC Iowa), Term Loan C, 5.85 - 6.03%,
        1/31/14 ...........................................................   United States          1,990,000          2,020,628
      MediaNews Group Inc., Term Loan C, 5.09%, 12/30/10 ..................   United States          2,289,262          2,290,087
      Metro-Goldwyn-Mayer Inc., Term Loan B, 6.27%, 4/06/12 ...............   United States          2,900,000          2,938,062
      Mission Broadcasting Inc., Term Loan B, 5.77%, 10/01/12 .............   United States          1,702,676          1,716,510
      Nexstar Broadcasting Group Inc., Term Loan B, 5.77%, 10/01/12 .......   United States          1,733,239          1,747,322
  (d) Penn National Gaming Inc., Term Loan B, 7.75%, 10/03/11 .............   United States          1,800,000          1,824,890
      R.H. Donnelley Inc., Term Loan D, 5.27 - 5.78%, 6/30/11 .............   United States          3,964,962          4,000,036
      Rainbow National Services LLC, Term Loan B, 6.625%, 3/31/12 .........   United States          2,487,500          2,513,154
      Regal Cinemas Inc., Term Loan B, 6.02%, 11/10/10 ....................   United States          4,396,621          4,447,460
      WMG Acquisition Corp. (Warner Music), Term Loan B, 5.52 - 5.86%,
        3/01/11 ...........................................................   United States          4,920,946          4,983,481
                                                                                                                     ------------
                                                                                                                       48,545,797
                                                                                                                     ------------


                                                          Semiannual Report | 17

FRANKLIN TEMPLETON
LIMITED DURATION INCOME TRUST

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2005 (UNAUDITED) (CONTINUED)

---------------------------------------------------------------------------------------------------------------------------------
                                                                                COUNTRY       PRINCIPAL AMOUNT(c)       VALUE
---------------------------------------------------------------------------------------------------------------------------------
(a,e) SENIOR FLOATING RATE INTERESTS (CONT.)
      ENERGY MINERALS 1.2%
      Kerr-Mcgee Corp.,
         Term Loan B, 6.31%, 5/24/11 ......................................   United States        $ 1,296,750       $  1,304,774
         Term Loan X, 6.11%, 5/24/07 ......................................   United States          2,380,000          2,389,987
  (d) Walter Industries Inc., Term Loan B, 7.50% 10/03/12 .................   United States            800,000            812,500
                                                                                                                     ------------
                                                                                                                        4,507,261
                                                                                                                     ------------

      FINANCE 4.1%
      Conseco Inc., Term Loan, 5.768%, 6/22/10 ............................   United States          1,109,424          1,123,639
      Fidelity National Information Services Inc., Term Loan B, 5.478%,
        3/09/13 ...........................................................   United States          4,443,412          4,464,834
      General Growth Properties Inc., Term Loan B, 5.85%, 11/12/08 ........   United States          3,974,363          4,028,681
      Kyle Acquisition Group,
         Term Loan B, 6.75%, 7/08/10 ......................................   United States            311,573            316,052
         Term Loan C, 6.75%, 7/20/10 ......................................   United States            288,427            292,573
  (d) Lion Gables Realty LP, Term Loan B, 7.50%, 9/30/06 ..................   United States            562,421            566,112
      Macerich Co., Interim Loan Facility, 5.475%, 3/31/06 ................   United States          1,300,000          1,302,437
      Maguire Properties Inc., Term Loan B, 5.466%, 3/15/10 ...............   United States          1,844,444          1,857,595
      Newkirk Master LP, Term Loan B, 5.693%, 7/31/08 .....................   United States            865,531            880,137
  (d) Yellowstone Club, Term Loan, 8.125%, 9/29/10 ........................   United States            700,000            708,750
                                                                                                                     ------------
                                                                                                                       15,540,810
                                                                                                                     ------------

      ELECTRONIC TECHNOLOGY 0.2%
      Onex Wind Finance LP, Term Loan B, 5.961%, 12/31/11 .................   United States            598,500            606,505
                                                                                                                     ------------

      HEALTH SERVICES 2.2%
  (d) DaVita Inc., Term Loan B, 8.00%, 7/31/12 ............................   United States          2,882,353          2,928,592
      LifePoint Hospitals Inc., Term Loan B, 5.435%, 4/15/12 ..............   United States          3,018,502          3,053,269
      PacifiCare Health Systems Inc., Term Loan B, 5.125 - 5.375%,
        12/13/10 ..........................................................   United States          1,985,000          1,992,857
      Quintiles Transnational Corp., Term Loan B, 5.59%, 9/25/09 ..........   United States            496,129            497,369
                                                                                                                     ------------
                                                                                                                        8,472,087
                                                                                                                     ------------

      INDUSTRIAL SERVICES 1.3%
      Allied Waste North America Inc.,
         Credit Link, 3.568%, 1/15/12 .....................................   United States            802,703            809,635
         Term Loan B, 5.52 - 6.09%, 1/15/12 ...............................   United States          2,124,273          2,142,860
      Epco Holding Inc., Term Loan B, 6.039%, 8/15/10 .....................   United States          1,100,000          1,119,336
      Washington Group International Inc., Synthetic Term Loan, 3.30%,
        6/14/10 ...........................................................   United States            900,000            904,446
                                                                                                                     ------------
                                                                                                                        4,976,277
                                                                                                                     ------------

      NON-ENERGY MINERALS 1.8%
      Escanaba Timber LLC, Timber Term Facility, 6.43%, 5/02/08 ...........   United States          1,300,000          1,317,875
      Novelis Corp., U.S. Term Loan, 5.46%, 1/09/12 .......................   United States          1,486,465          1,503,484
      Novelis Inc., CAD Term Loan, 5.46%, 1/09/12 .........................       Canada               855,843            865,643
      St. Marys Cement Inc., Term Loan B, 6.02%, 12/04/09 .................       Canada             2,959,862          3,013,509
                                                                                                                     ------------
                                                                                                                        6,700,511
                                                                                                                     ------------


18 | Semiannual Report

FRANKLIN TEMPLETON
LIMITED DURATION INCOME TRUST

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2005 (UNAUDITED) (CONTINUED)

---------------------------------------------------------------------------------------------------------------------------------
                                                                                COUNTRY       PRINCIPAL AMOUNT(c)       VALUE
---------------------------------------------------------------------------------------------------------------------------------
(a,e) SENIOR FLOATING RATE INTERESTS (CONT.)
      PROCESS INDUSTRIES 3.2%
      Berry Plastics Corp., Term Loan, 6.105%, 12/02/11 ...................   United States        $   897,750       $    911,328
      Boise Cascade LLC, Term Loan D, 5.594 - 5.781%, 10/28/11 ............   United States            817,808            831,404
      Graham Packaging Co., First Lien Term Loan, 6.063 - 6.563%,
        10/07/11 ..........................................................   United States          1,691,075          1,712,417
      Hexion Specialty Chemicals Inc.,
         Tranche B-1, 6.375%, 5/31/12 .....................................   United States            457,036            463,001
         Tranche B-3 CL, 3.588%, 5/31/12 ..................................   United States            109,091            110,515
      Nalco Co., Term Loan B, 5.66 - 5.96%, 11/04/10 ......................   United States          3,329,426          3,384,571
      NewPage Corp., Term Loan, 6.493 - 6.68%, 5/02/11 ....................   United States          3,000,000          3,045,000
      Resolution Europe B.V. (Hexion), Tranche B-2, 6.563%, 5/31/12 .......    Netherlands             631,145            639,382
      Rockwood Specialties Group Inc., Term Loan D, 5.93%, 7/30/12 ........   United States            995,000          1,012,102
                                                                                                                     ------------
                                                                                                                       12,109,720
                                                                                                                     ------------

      PRODUCER MANUFACTURING 3.5%
      Day International Group Inc., Term Loan D, 7.35 - 7.53%,
        9/16/09 ...........................................................   United States            760,986            763,086
      Euramax International Inc., Term Loan B, 6.625%, 6/29/12 ............   United States          1,220,940          1,230,969
      Headwaters Inc., Term Loan B, 5.87 - 8.00%, 4/30/11 .................   United States          1,037,514          1,051,995
      Itron Inc., Term Loan C, 5.563 - 7.50%, 7/01/11 .....................   United States            151,159            152,954
      Nortek Inc., Term Loan, 5.91 - 8.00%, 8/25/11 .......................   United States          1,984,962          2,012,504
      Sensus Metering Systems Inc., Term Loan, 6.23 - 6.54%,
        12/17/10 ..........................................................   United States          2,788,709          2,827,667
      TriMas Corp., Term Loan B, 7.15%, 12/06/09 ..........................   United States          2,279,389          2,305,983
      TRW Automotive Inc., Term Loan B, 5.25%, 10/31/10 ...................   United States          2,977,500          3,012,548
                                                                                                                     ------------
                                                                                                                       13,357,706
                                                                                                                     ------------

      RETAIL TRADE 2.3%
      Jean Coutu Group (PJC) Inc., Term Loan B, 5.938%, 7/30/11 ...........       Canada             3,960,000          4,028,373
      Pantry Inc., Term Loan, 6.10%, 3/12/11 ..............................   United States          1,122,064          1,138,165
      Travelcenters of America Inc., Term Loan, 5.62 - 5.77%,
        12/01/11 ..........................................................   United States          2,500,000          2,530,078
      William Carter Co., Term Loan B, 5.65 - 5.811%, 9/30/12 .............   United States            937,500            952,734
                                                                                                                     ------------
                                                                                                                        8,649,350
                                                                                                                     ------------

      TECHNOLOGY SERVICES 0.8%
      Sungard Data Systems Inc., Term Loan, 6.28%, 2/11/13 ................   United States          2,876,790          2,918,742
                                                                                                                     ------------

      UTILITIES 1.3%
      AES Corp., Term Loan B, 5.07 - 5.69%, 4/30/08 .......................   United States            571,431            577,910
  (d) Coleto Creek WLE LP, Term Loan C, 6.997%, 6/30/12 ...................   United States            800,000            817,250
      Texas Genco LLC,
         Delay Draw, 5.768 - 5.87%, 12/14/11 ..............................   United States          1,032,236          1,040,784
         First Lien Term Loan, 5.768 - 6.02%, 12/14/11 ....................   United States          2,495,338          2,516,002
                                                                                                                     ------------
                                                                                                                        4,951,946
                                                                                                                     ------------
      TOTAL SENIOR FLOATING RATE INTERESTS (COST $174,488,589) ............                                           175,912,466
                                                                                                                     ------------


                                                          Semiannual Report | 19

FRANKLIN TEMPLETON
LIMITED DURATION INCOME TRUST

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2005 (UNAUDITED) (CONTINUED)

---------------------------------------------------------------------------------------------------------------------------------
                                                                                 COUNTRY       PRINCIPAL AMOUNT(c)      VALUE
---------------------------------------------------------------------------------------------------------------------------------
      FOREIGN GOVERNMENT AND AGENCY SECURITIES 4.6%
  (a) Government of Argentina, FRN, 3.01%, 8/03/12 ........................     Argentina           3,950,000        $  3,173,888
      Government of Korea, 6.90%, 1/16/07 .................................    South Korea      3,600,000,000 KRW       3,553,909
      Government of New Zealand, 8.00%, 11/15/06 ..........................    New Zealand          1,100,000 NZD         776,219
      Government of Norway, 6.75%, 1/15/07 ................................      Norway             8,300,000 NOK       1,333,448
      Government of Poland, 8.50%, 11/12/06 ...............................      Poland             8,750,000 PLN       2,815,989
      Government of Singapore, 5.625%, 7/01/08 ............................     Singapore           2,150,000 SGD       1,379,588
      Government of Sweden, 8.00%, 8/15/07 ................................      Sweden             8,300,000 SEK       1,183,893
      Government of Thailand, 8.50%, 10/14/05 .............................      Thailand         120,000,000 THB       2,928,298
      New South Wales Treasury Corp., 6.50%, 5/01/06 ......................     Australia             800,000 AUD         613,455
                                                                                                                     ------------
      TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES
        (COST $17,066,213) ................................................                                            17,758,687
                                                                                                                     ------------
      TOTAL LONG TERM INVESTMENTS (COST $561,588,555) .....................                                           565,567,383
                                                                                                                     ------------

                                                                                                   ----------
                                                                                                     SHARES
                                                                                                   ----------
      SHORT TERM INVESTMENT (COST $13,044,727) 3.4%
      MONEY FUND 3.4%
  (f) Franklin Institutional Fiduciary Trust Money Market Portfolio .......   United States        13,044,727           13,044,727
                                                                                                                     -------------
      TOTAL INVESTMENTS (COST $574,633,282) 151.9% ........................                                            578,612,110
      PREFERRED SHARES (49.9)% ............................................                                           (190,000,000)
      OTHER ASSETS, LESS LIABILITIES (2.0)% ...............................                                             (7,707,381)
                                                                                                                     -------------
      NET ASSETS APPLICABLE TO COMMON SHARES 100.0% .......................                                          $ 380,904,729
                                                                                                                     =============

CURRENCY ABBREVIATIONS

AUD     -  Australian Dollar
KRW     -  South Korean Won
NOK     -  Norwegian Krone
NZD     -  New Zealand Dollar
PLN     -  Polish Zloty
SEK     -  Swedish Krona
SGD     -  Singapore Dollar
THB     -  Thai Baht

SELECTED PORTFOLIO ABBREVIATIONS

FHLMC   -  Federal Home Loan Mortgage Corporation
FNMA    -  Federal National Mortgage Association
FRN     -  Floating Rate Note
GNMA    -  Government National Mortgage Association
SF      -  Single Family

(a)   The coupon shown represents the rate at the end of the period.

(b) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At September 30, 2005 the value of these securities was $24,905,855, representing 6.54% of net assets.

(c)   The principal amount is stated in U.S. dollars unless otherwise stated.

(d) See Note 1(c) regarding securities purchased on a when-issued, delayed delivery or to-be-announced basis.

(e)   See Note 1(e) regarding senior floating rate interests.

(f) See Note 8 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio.


20 | See notes to financial statements. | Semiannual Report

FRANKLIN TEMPLETON

LIMITED DURATION INCOME TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2005 (unaudited)

Assets:
  Investments in securities:
   Cost - Unaffiliated issuers ..................................................................   $ 561,588,555
   Cost - Sweep Money Fund (Note 8) .............................................................      13,044,727
                                                                                                    -------------
   Total cost of investments ....................................................................     574,633,282
                                                                                                    =============
   Value - Unaffiliated issuers .................................................................     565,567,383
   Value - Sweep Money Fund (Note 8) ............................................................      13,044,727
                                                                                                    -------------
   Total value of investments ...................................................................     578,612,110
                                                                                                    -------------
  Cash ..........................................................................................       2,434,095
  Receivables:
   Investment securities sold ...................................................................       1,237,926
   Interest .....................................................................................       5,913,284
                                                                                                    -------------
         Total assets ...........................................................................     588,197,415
                                                                                                    -------------
Liabilities:
  Payables:
   Investment securities purchased ..............................................................      14,480,907
   Affiliates ...................................................................................         326,929
   Distributions to shareholders ................................................................       2,433,295
  Accrued expenses and other liabilities ........................................................          51,555
                                                                                                    -------------
         Total liabilities ......................................................................      17,292,686
                                                                                                    -------------
Preferred shares at redemption value [$25,000 liquidation preference per share (7,600 shares
  outstanding)] .................................................................................     190,000,000
                                                                                                    -------------
           Net assets applicable to common shares ...............................................   $ 380,904,729
                                                                                                    =============
Net assets applicable to common shares consist of:
  Paid-in capital ...............................................................................   $ 380,014,364
  Distributions in excess of net investment income ..............................................      (4,133,166)
  Net unrealized appreciation (depreciation) ....................................................       3,975,709
  Accumulated net realized gain (loss) ..........................................................       1,047,822
                                                                                                    -------------
           Net assets applicable to common shares ...............................................   $ 380,904,729
                                                                                                    =============
Common shares outstanding .......................................................................      26,739,511
                                                                                                    =============
Net asset value per common share ................................................................   $       14.25
                                                                                                    =============


                     Semiannual Report | See notes to financial statements. | 21

FRANKLIN TEMPLETON
LIMITED DURATION INCOME TRUST

FINANCIAL STATEMENTS (CONTINUED)

STATEMENT OF OPERATIONS
for the six months ended September 30, 2005 (unaudited)

Investment income:
  Dividends - Sweep Money Fund (Note 8) .........................................................   $     180,969
  Interest ......................................................................................      17,593,583
                                                                                                    -------------
         Total investment income ................................................................      17,774,552
                                                                                                    -------------
Expenses:
  Management fees (Note 4) ......................................................................       1,418,633
  Administrative fees (Note 4) ..................................................................         576,288
  Transfer agent fees ...........................................................................          32,595
  Custodian fees (Note 5) .......................................................................          11,763
  Reports to shareholders .......................................................................          14,729
  Professional fees .............................................................................          23,675
  Trustees' fees and expenses ...................................................................          20,065
  Auction agent fees and expenses ...............................................................         252,445
                                                                                                    -------------
         Total expenses .........................................................................       2,350,193
         Expense reductions (Note 5) ............................................................          (7,155)
                                                                                                    -------------
           Net expenses .........................................................................       2,343,038
                                                                                                    -------------
             Net investment income ..............................................................      15,431,514
                                                                                                    -------------
Realized and unrealized gains (losses):
  Net realized gain (loss) from:
   Investments ..................................................................................       1,700,212
   Foreign currency transactions ................................................................          (5,076)
                                                                                                    -------------
             Net realized gain (loss) ...........................................................       1,695,136
                                                                                                    -------------
  Net change in unrealized appreciation (depreciation) on:
   Investments ..................................................................................      (3,887,833)
   Translation of assets and liabilities denominated in foreign currencies ......................          (3,047)
                                                                                                    -------------
             Net change in unrealized appreciation (depreciation) ...............................      (3,890,880)
                                                                                                    -------------
Net realized and unrealized gain (loss) .........................................................      (2,195,744)
                                                                                                    -------------
Net increase (decrease) in net assets resulting from operations .................................      13,235,770
Distributions to preferred shareholders from net investment income ..............................      (3,074,905)
                                                                                                    -------------
Net increase (decrease) in net assets applicable to common shares resulting from operations .....   $  10,160,865
                                                                                                    =============


22 | See notes to financial statements. | Semiannual Report

FRANKLIN TEMPLETON
LIMITED DURATION INCOME TRUST

FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                            -----------------------------------
                                                                                             SIX MONTHS ENDED
                                                                                            SEPTEMBER 30, 2005     YEAR ENDED
                                                                                                (UNAUDITED)      MARCH 31, 2005
                                                                                            -----------------------------------
Increase (decrease) in net assets:
  Operations:
   Net investment income ................................................................   $       15,431,514   $   29,243,836
   Net realized gain (loss) from investments and foreign currency transactions ..........            1,695,136        3,873,734
   Net change in unrealized appreciation (depreciation) on investments and translation of
     assets and liabilities denominated in foreign currencies ...........................           (3,890,880)      (6,977,032)
   Distribution to preferred shareholders from net investment income ....................           (3,074,905)      (3,540,329)
                                                                                            -----------------------------------
         Net increase (decrease) in net assets applicable to common shares resulting
            from operations .............................................................           10,160,865       22,600,209
  Distribution to common shareholders from net investment income ........................          (14,599,773)     (31,639,542)
  Capital share transactions:
   Reinvestment of distributions (Note 2) ...............................................                   --        1,258,261
                                                                                            -----------------------------------
         Net increase (decrease) in net assets ..........................................           (4,438,908)      (7,781,072)
Net assets applicable to common shares:
  Beginning of period ...................................................................          385,343,637      393,124,709
                                                                                            -----------------------------------
  End of period .........................................................................   $      380,904,729   $  385,343,637
                                                                                            ===================================
Distributions in excess of net investment income included in net assets:
  End of period .........................................................................   $       (4,133,166)  $   (1,890,002)
                                                                                            ===================================


                     Semiannual Report | See notes to financial statements. | 23

FRANKLIN TEMPLETON
LIMITED DURATION INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Limited Duration Income Trust (the Fund) is registered under the Investment Company Act of 1940 as a diversified, closed-end investment company.

The following summarizes the Fund's significant accounting policies.

A.    SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities, mortgage pass-through securities, other mortgage-backed securities, and asset-backed securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Senior secured corporate loans with floating or variable interest rates generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from loan dealers and other financial institutions, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services use independent market quotations from loan dealers or financial institutions and may incorporate valuation methodologies that consider multiple bond characteristics such as dealer quotes, issuer type, coupon, maturity, weighted average maturity, interest rate spreads and yield curves, cash flow and credit risk/quality analysis to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.


24 | Semiannual Report

FRANKLIN TEMPLETON
LIMITED DURATION INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

1.    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A.    SECURITY VALUATION (CONTINUED)

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.

B.    FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C.    SECURITIES PURCHASED ON A WHEN-ISSUED, DELAYED DELIVERY, OR TBA BASIS

The Fund may purchase securities on a when-issued, delayed delivery, or to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to


                                                          Semiannual Report | 25

FRANKLIN TEMPLETON
LIMITED DURATION INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

1.    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. SECURITIES PURCHASED ON A WHEN-ISSUED, DELAYED DELIVERY, OR TBA BASIS (CONTINUED)

market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

D.    FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

E.    SENIOR FLOATING RATE INTERESTS

Senior secured corporate loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale.

F.    INCOME TAXES

No provision has been made for U.S. income taxes because the Fund's policy is to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

G.    SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the


26 | Semiannual Report

FRANKLIN TEMPLETON
LIMITED DURATION INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

1.    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

loan. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with generally accepted accounting principles. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they will reverse in subsequent periods.

H.    OFFERING COSTS

Offering costs are charged to paid-in-capital upon the initial sale of Fund shares.

I.    ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

J.    GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and Trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2.    SHARES OF BENEFICIAL INTEREST

At September 30, 2005, there were 28,290,900 shares authorized (no par value). During the period ended September 30, 2005, there were no share transactions; all reinvested distributions were satisfied with previously issued shares purchased in the open market.

                                                   -----------------------------------------
                                                     PERIOD ENDED             YEAR ENDED
                                                   SEPTEMBER 30, 2005       MARCH 31, 2005
                                                   -----------------------------------------
                                                    SHARES     AMOUNT    SHARES     AMOUNT
                                                   -----------------------------------------
Shares issued in reinvestment of distributions ..       --    $    --    85,573   $1,258,261
                                                   =========================================


                                                          Semiannual Report | 27

FRANKLIN TEMPLETON
LIMITED DURATION INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

3.    AUCTION RATE PREFERRED SHARES

On November 7, 2003 the Fund issued 2,534 Preferred Shares Series M, 2,533 Preferred Shares Series W and 2,533 Preferred Shares Series F, each with a $25,000 liquidation preference per share totaling $190,000,000. Dividends to preferred shareholders are cumulative and are declared weekly, at rates established through an auction process. During the period ended September 30, 2005, the dividends on Preferred Shares ranged from 2.75% to 3.70%.

The Fund is required to maintain, on a weekly basis, a specified discounted value of its portfolio in compliance with guidelines established by Fitch Ratings and Moody's Investor Services Inc., and is required to maintain asset coverage for the Preferred Shares of at least 200%.

The Preferred Shares are redeemable by the Fund at any time and are subject to mandatory redemption if the asset coverage or discounted value requirements are not met. During the period ended September 30, 2005, all requirements were met.

4.    TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees the Fund are also officers and trustees of the Fund and of the following subsidiaries:

   -----------------------------------------------------------------------------
   SUBSIDIARY                                             AFFILIATION
   -----------------------------------------------------------------------------
   Franklin Advisers Inc. (Advisers)                      Investment manager
   Franklin Templeton Services LLC (FT Services)          Administrative manager

A.    MANAGEMENT FEES

The Fund pays an investment management fee to Advisors of 0.50% per year of the average daily net assets plus the liquidation value of the preferred shares.

B.    ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets plus the liquidation of the preferred shares.

5.    EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended September 30, 2005, the custodian fees were reduced as noted in the Statement of Operations.


28 | Semiannual Report

FRANKLIN TEMPLETON
LIMITED DURATION INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

6.    INCOME TAXES

At September 30, 2005, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments ..........................   $ 577,056,247
                                                 =============

Unrealized appreciation ......................   $   7,738,664
Unrealized depreciation ......................      (6,182,801)
                                                 -------------
Net unrealized appreciation (depreciation) ...   $   1,555,863
                                                 =============

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At March 31, 2005, the Fund deferred realized capital losses of $640,417.

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, paydown losses, and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, mortgage dollar roll, paydown losses, and bond discounts and premiums.

7.    INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended September 30, 2005, aggregated $143,993,478 and $142,258,119, respectively.

8.    INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET
      PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund.

9.    CREDIT RISK

The Fund has 65.43% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.


                                                          Semiannual Report | 29

FRANKLIN TEMPLETON
LIMITED DURATION INCOME TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

10.   REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and with the California Attorney General's Office ("CAGO") concerning marketing support payments to securities dealers who sell fund shares (the "CAGO Settlement"). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant ("IDC") to develop a plan for distribution of the respective settlement monies. The CAGO approved the distribution plan under the CAGO Settlement and, in accordance with the terms and conditions of that settlement, the monies were disbursed to the relevant funds. The Fund did not participate in the CAGO Settlement. The SEC has not yet approved the distribution plan pertaining to the December 13, 2004 SEC Order. When approved, disbursements of settlement monies will be made promptly to the relevant funds, in accordance with the terms and conditions of that order. The IDC continues to develop the plan of distribution under the August 2, 2004 SEC Order that resolved the SEC's market timing investigation.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices described above. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intends to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.


30 | Semiannual Report

FRANKLIN TEMPLETON
LIMITED DURATION INCOME TRUST

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.

CERTIFICATIONS

The Fund's Chief Executive Officer - Finance and Administration is required by the New York Stock Exchange's Listing Standards to file annually with the Exchange a certification that he is not aware of any violation by the Fund of the Exchange's Corporate Governance Standards applicable to the Fund. The Fund has filed such certification.

In addition, the Fund's Chief Executive Officer - Finance and Administration and Chief Financial Officer and Chief Accounting Officer are required by the rules of the SEC to provide certain certifications with respect to the Fund's Form N-CSR and Form N-CSRS (which include the Fund's annual and semiannual reports to shareholders) that are filed semiannually with the SEC. The Fund has filed such certifications with its Form N-CSR for the fiscal year ended March 31, 2005. Additionally, the Fund expects to file, on or about November 30, 2005, such certifications with its Form N-CSRS for the six months ended September 30, 2005.


                                                          Semiannual Report | 31

                      This page intentionally left blank.

LITERATURE REQUEST

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II(1)

VALUE

Franklin Balance Sheet Investment Fund(2)
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(2)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(3)
Mutual Shares Fund

BLEND

Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME

Franklin Adjustable U.S. Government Securities Fund(4)
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(4)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(4)
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME(5)

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(6)

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(7)
Colorado
Connecticut
Florida(7)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(6)
Michigan(6)
Minnesota(6)
Missouri
New Jersey
New York(7)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(8)

(1) The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

(2) The fund is only open to existing shareholders and select retirement plans.

(3) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(4) An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

(5) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(6)   Portfolio of insured municipal securities.

(7) These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

(8) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

09/05                                          Not part of the semiannual report

     [LOGO](R)
FRANKLIN TEMPLETON              One Franklin Parkway
   INVESTMENTS                  San Mateo, CA 94403-1906

SEMI ANNUAL REPORT

FRANKLIN TEMPLETON
LIMITED DURATION INCOME TRUST

INVESTMENT MANAGER

Franklin Advisers, Inc.
1-800/DIAL BEN(R)

TRANSFER AGENT

PFPC Inc.
P.O. Box 43027
Providence, RI 02940-3027

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FTF S2005 11/05

      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Frank W. T. LaHaye and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES. N/A

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Members of the Audit Committee are: Frank A. Olson, Robert F. Carlson, and Frank W.T. LaHaye

      ITEM 6. SCHEDULE OF INVESTMENTS. N/A

      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The board of trustees of the Trust has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's manager Franklin Advisers, Inc. in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies.

To assist it in analyzing proxies, the manager subscribes to Institutional Shareholder Services (ISS), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. The manager votes proxies solely in the interests of the Fund and its shareholders. As a matter of policy, the officers, directors/trustees and employees of the Fund, the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. All conflicts are resolved in the interests of the manager's clients. In situations where the manager perceives a material conflict of interest, the manager may: disclose the conflict to the Fund's board of trustees; defer to the voting recommendation of the Fund's board of trustees, ISS, Glass Lewis or those of another independent third party provider of proxy services; or take such other action in good faith (in consultation with counsel) which would protect the interests of the Fund and its shareholders. The recommendation of management on any issue is a factor which the manager considers in determining how proxies should be voted, but is not determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

BOARD OF DIRECTORS. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

RATIFICATION OF AUDITORS OF PORTFOLIO COMPANIES. In light of several high profile accounting scandals, the manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

MANAGEMENT AND DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders. The manager will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. The manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the manager must be more flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. The manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are available online at franklintempleton.com and posted on the SEC website at WWW.SEC.GOV and reflect the twelve-month period beginning July 1, 2004, and ending June 30, 2005..

      ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

      ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

      ITEM 11. CONTROLS AND PROCEDURES.
(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TEMPLETON LIMITED DURATION INCOME TRUST

By /s/JIMMY D. GAMBILL
   -------------------
      Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date   November 21, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/JIMMY D. GAMBILL
   -------------------
      Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date   November 21, 2005


By /s/GALEN G. VETTER
   ------------------
      Galen G. Vetter
      Chief Financial Officer
Date   November 21, 2005